UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 28, 2004

                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       1-10959               33-0475989
(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)

          15326 Alton Parkway
          Irvine, California                                     92618
    (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 12. Results of Operations and Financial Condition

      On April 28, 2004, Standard Pacific Corp. issued a press release announcing financial results for the quarter ended March 31, 2004 (the "Press Release"). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: April 28, 2004

                                          STANDARD PACIFIC CORP.

                                          By: /s/ Andrew H. Parnes
                                              ----------------------------------
                                              Andrew H. Parnes
                                              Executive Vice President - Finance
                                                & Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number          Description

    99.1 Press Release announcing financial results for the quarter ended March 31, 2004.


                                       3